UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2019

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)		0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
2351 J Lawson Boulevard, Orlando, Florida (Address of principal executive offices)		32824 (Zip Code)
(800) 645-7750 (Registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Registrant's telephone number, including area code (800) 645-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 14, 2019, Voxx International Corporation (the “Company”) issued a press release announcing its earnings for the quarter and year ended February 28, 2019. A copy of the release is furnished herewith as Exhibit 99.1.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. John J. Shalam, Chairman of the Board, agreed that he would forego his annual bonus for the fiscal year ending February 29, 2020. As previously disclosed, Mr. Shalam’s annual compensation had included a bonus based upon the Company’s pre-tax earnings, except for extraordinary items. The bonus had been calculated as 3% of consolidated pre-tax earnings of the Company. His base annual salary will remain at $450,000 per year.

The information furnished under Item 5.02 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01        Other Events.

On May 15, 2019, the Company held a conference call to discuss its financial results for the quarter and year ended February 28, 2019. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 14, 2019, relating to VOXX International Corporation's earnings release for the quarter and year ended February 28, 2019 (filed herewith).
99.2	Transcript of conference call held on May 15, 2019 at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: May 20, 2019

BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer